Exhibit 23.5






       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
Johnstown Savings Bank




We consent to the use of our report dated January 28, 1994 included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4.



                                                KPMG Peat Marwick


Pittsburgh, Pennsylvania
March 24, 1994